Exhibit 99.1

For immediate release	Earnings	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FIRST QUARTER EARNINGS RESULTS

ABILENE, Texas, April 20, 2017 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the first quarter of 2017 of $26.60 million, up 3.51 percent compared with earnings of $25.70 million in the same quarter last year. Basic earnings per share were $0.40 for the first quarter of 2017 compared with $0.39 in the same quarter a year ago.

Net interest income for the first quarter of 2017 and 2016 was $57.02 million. The net interest margin, on a taxable equivalent basis, was 4.03 percent for the first quarter of 2017 compared to 4.01 percent in the fourth quarter of 2016 and 4.15 percent in the first quarter of 2016. Included in interest income for the first quarter of 2017 was $401 thousand, or three basis points in net interest margin, related to discount accretion from fair value accounting related to the Conroe and Orange acquisitions.

The provision for loan losses was $1.95 million in the first quarter of 2017 compared with $1.99 million in the fourth quarter of 2016 and $2.33 million in the first quarter of 2016. The continued provision for loan losses in 2017 reflects the continued levels of nonperforming and classified assets, gross charge-offs, as well as the continuing economic effects related to the oil and gas industry. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.90 percent at March 31, 2017, compared with 0.86 percent at December 31, 2016, and 0.88 percent at March 31, 2016. Classified loans totaled $122.62 million at March 31, 2017, compared to $127.80 million at December 31, 2016, and $142.14 million at March 31, 2016.

At March 31, 2017, loans with oil and gas industry exposure totaled 2.22% of gross loans. These loans comprised $29.08 million of the classified loan totals and $3.21 million of the nonperforming loan totals. There were no charge-offs related to these oil and gas loans for the quarter ended March 31, 2017. At March 31, 2017, the Company’s allowance for loan loss reserve specific to its total oil and gas loan portfolio totaled 6.59% of total oil and gas loans.

Noninterest income increased 7.39 percent in the first quarter of 2017 to $21.29 million compared with $19.82 million in the same quarter a year ago. Trust fees increased $1.36 million to $6.02 million in the first quarter of 2017 compared with $4.66 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $4.54 billion from $4.01 billion a year ago and an increase of $514 thousand in real estate and lease bonus fees over the same quarter a year ago. ATM, interchange and credit card fees increased 8.52 percent to $6.16 million compared with $5.68 million in the same quarter last year due to continued growth in net new accounts and debit cards. Real estate mortgage fees increased 8.86 percent in the first quarter of 2017 to $3.42 million compared with $3.14 million in the same quarter a year ago.

Noninterest expense for the first quarter of 2017 totaled $42.15 million compared to $41.08 million in the first quarter of 2016. The Company’s efficiency ratio in the first quarter of 2017 was 49.67 percent compared with 49.52 percent in the same quarter last year. The increase in noninterest expense in the first quarter of 2017 was primarily driven by a $669 thousand increase in salary and employee benefit expense and an increase in fraud and operational and other losses of $499 thousand when compared to the same quarter a year ago.

As of March 31, 2017, consolidated assets for the Company totaled $6.93 billion compared to $6.81 billion at December 31, 2016 and $6.53 billion at March 31, 2016. Loans totaled $3.39 billion at quarter end compared with loans of $3.38 billion at December 31, 2016, and $3.30 billion at March 31, 2016. Deposits totaled $5.66 billion at March 31, 2017, compared to $5.48 billion at December 31, 2016, and $5.06 billion at March 31, 2016. Shareholders’ equity rose to $859.35 million as of March 31, 2017, compared with $837.89 million at December 31, 2016, and $838.61 million at March 31, 2016.

“We continue to work diligently to grow loans and deposits, reduce expenses to improve our bottom line while continuing to look for acquisition opportunities to better utilize our strong capital position and increase our return to our shareholders,” said F. Scott Dueser, Chairman, President and CEO.

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 69 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with seven locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155.

Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2017	2016
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
ASSETS
Cash and due from banks	$163,674	$204,782	$166,981	$135,092	$139,995
Interest-bearing deposits in banks	55,165	48,574	117,334	67,746	22,993
Interest-bearing time deposits in banks	1,707	1,707	1,707	2,427	2,427
Fed funds sold	3,840	3,130	3,400	2,960	2,660
Investment securities	3,018,393	2,860,958	2,729,159	2,795,493	2,763,185
Loans	3,386,141	3,384,205	3,369,384	3,309,388	3,299,207
Allowance for loan losses	(46,192)	(45,779)	(45,298)	(45,060)	(44,072)

Net loans	3,339,949	3,338,426	3,324,086	3,264,328	3,255,135
Premises and equipment	122,787	122,685	122,725	122,326	118,208
Goodwill	139,971	139,971	139,971	139,971	139,971
Other intangible assets	3,464	3,632	3,758	3,959	4,198
Other assets	81,420	86,066	77,615	80,688	76,413

Total assets	$6,930,370	$6,809,931	$6,686,736	$6,614,990	$6,525,185

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$1,827,609	$1,717,722	$1,702,993	$1,644,812	$1,654,271
Interest-bearing deposits	3,834,359	3,760,817	3,532,471	3,411,477	3,409,536

Total deposits	5,661,968	5,478,539	5,235,464	5,056,289	5,063,807

Borrowings	360,264	445,770	513,759	556,924	525,340
Other liabilities	48,784	47,737	69,569	135,619	97,430
Shareholders' equity	859,354	837,885	867,944	866,158	838,608

Total liabilities and shareholders' equity	$6,930,370	$6,809,931	$6,686,736	$6,614,990	$6,525,185

	Quarter Ended
	2017	2016
	Mar. 31,	Dec 31,	Sept. 30,	June 30,	Mar. 31,
INCOME STATEMENTS
Interest income	$58,783	$57,979	$58,093	$57,881	$58,335
Interest expense	1,763	1,443	1,366	1,330	1,312

Net interest income	57,020	56,536	56,727	56,551	57,023
Provision for loan losses	1,950	1,993	3,833	2,058	2,328

Net interest income after provision for loan losses	55,070	54,543	52,894	54,493	54,695
Noninterest income	21,286	21,721	22,152	21,438	19,821
Noninterest expense	42,152	41,990	42,003	40,756	41,081

Net income before income taxes	34,204	34,274	33,043	35,175	33,435
Income tax expense	7,605	7,608	7,440	8,366	7,739

Net income	$26,599	$26,666	$25,603	$26,809	$25,696

PER COMMON SHARE DATA
Net income – basic	$0.40	$0.40	$0.39	$0.41	$0.39
Net income – diluted	0.40	0.40	0.39	0.41	0.39
Cash dividends declared	0.18	0.18	0.18	0.18	0.16
Book Value	12.99	12.68	13.14	13.11	12.70
Market Value	$40.10	$45.20	$36.44	$32.79	$29.58
Shares outstanding – end of period	66,131,832	66,094,695	66,063,285	66,059,912	66,043,442
Average outstanding shares – basic	66,073,399	66,037,447	66,023,069	66,016,562	65,974,559
Average outstanding shares – diluted	66,363,222	66,307,119	66,147,202	66,138,275	66,118,998

PERFORMANCE RATIOS
Return on average assets	1.57%	1.59%	1.54%	1.65%	1.58%
Return on average equity	12.74	12.44	11.72	12.76	12.55
Net interest margin (tax equivalent)	4.03	4.01	4.04	4.12	4.15
Efficiency ratio	49.67	49.61	49.33	48.43	49.52

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2017	2016
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$45,779	$45,298	$45,060	$44,072	$41,877
Loans charged off	(2,026)	(1,774)	(4,372)	(1,888)	(1,782)
Loan recoveries	489	262	777	818	1,649

Net recoveries (charge-offs)	(1,537)	(1,512)	(3,595)	(1,070)	(133)
Provision for loan losses	1,950	1,993	3,833	2,058	2,328

Balance at end of period	$46,192	$45,779	$45,298	$45,060	$44,072

Allowance for loan losses / period-end loans	1.36%	1.35%	1.34%	1.36%	1.34%
Allowance for loan losses / nonperforming loans	159.48	161.44	131.04	112.36	156.24
Net charge-offs / average loans (annualized)	0.18	0.18	0.43	0.13	0.02

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$23,341	$24,787	$25,488	$26,125	$31,486
Substandard	99,280	103,015	101,110	106,540	110,657
Doubtful	—	—	2	—	—

Total classified loans	$122,621	$127,802	$126,600	$132,665	$142,143

NONPERFORMING ASSETS
Nonaccrual loans	$28,080	$27,371	$33,712	$38,904	$27,175
Accruing troubled debt restructured loans	695	701	750	961	973
Accruing loans 90 days past due	190	284	107	237	59

Total nonperforming loans	28,965	28,356	34,569	40,102	28,207
Foreclosed assets	1,553	644	369	285	821

Total nonperforming assets	$30,518	$29,000	$34,938	$40,387	$29,028

As a % of loans and foreclosed assets	0.90%	0.86%	1.04%	1.22%	0.88%
As a % of end of period total assets	0.44	0.43	0.52	0.61	0.44

OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$75,262	$78,483	$86,785	$87,857	$92,058
Oil and gas loans as a % of total loans	2.22%	2.32%	2.58%	2.65%	2.79%
Classified oil and gas loans	29,077	32,518	31,541	32,674	36,402
Nonaccrual oil and gas loans	3,208	4,092	5,140	5,763	4,917
Net charge-offs for oil and gas loans	—	105	104	419	517
Allowance for oil and gas loans as a % of oil and gas loans	6.59%	6.28%	5.60%	6.57%	7.37%

CAPITAL RATIOS
Common equity Tier 1 capital ratio	17.56%	17.30%	17.11%	16.64%	16.34%
Tier 1 capital ratio	17.56	17.30	17.11	16.64	16.34
Total capital ratio	18.72	18.45	18.28	17.79	17.47
Tier 1 leverage	10.60	10.71	10.60	10.50	10.23
Equity to assets	12.40	12.30	12.98	13.09	12.85

	Quarter Ended
	2017	2016
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
NONINTEREST INCOME
Trust fees	$6,017	$5,189	$5,066	$4,726	$4,655
Service charges on deposits	4,550	4,773	4,796	4,404	4,413
ATM, interchange and credit card fees	6,164	6,390	6,000	5,840	5,680
Real estate mortgage fees	3,417	4,237	4,697	4,013	3,139
Net gain on sale of available-for-sale securities	3	117	239	912	2
Net gain (loss) on sale of foreclosed assets	41	112	(10)	278	76
Net gain (loss) on sale of assets	4	(103)	(168)	(74)	513
Interest on loan recoveries	154	141	709	629	633
Other noninterest income	936	865	823	710	710

Total noninterest income	$21,286	$21,721	$22,152	$21,438	$19,821

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$22,233	$21,742	$22,193	$22,038	$21,545
Profit sharing expense	1,026	1,329	738	109	1,045
Loss from partial settlement of pension plan	—	267	—	—	—
Net occupancy expense	2,600	2,534	2,672	2,583	2,631
Equipment expense	3,437	3,293	3,420	3,386	3,380
FDIC insurance premiums	547	525	513	818	824
ATM, interchange and credit card expenses	1,713	1,879	1,859	1,806	1,687
Legal, tax and professional fees	2,478	2,386	2,389	2,108	2,209
Audit fees	419	331	413	400	449
Printing, stationery and supplies	438	590	536	464	503
Amortization of intangible assets	168	168	172	199	199
Advertising and public relations	1,544	1,574	1,729	1,537	1,444
Operational and other losses	985	717	533	433	486
Other noninterest expense	4,564	4,655	4,836	4,875	4,679

Total noninterest expense	$42,152	$41,990	$42,003	$40,756	$41,081

TAX EQUIVALENT YIELD ADJUSTMENT	$6,550	$6,391	$6,271	$6,168	$6,115

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended Mar. 31, 2017			Three Months Ended Dec. 31, 2016
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$3,529	$2	0.23%	$4,703	$5	0.42%
Interest-bearing deposits in nonaffiliated banks	134,556	274	0.83	85,907	116	0.54
Taxable securities	1,367,331	7,431	2.17	1,281,717	6,459	2.02
Tax exempt securities	1,529,610	17,561	4.59	1,489,463	16,958	4.55
Loans	3,369,599	40,065	4.82	3,374,652	40,831	4.81

Total interest-earning assets	6,404,625	$65,333	4.14%	6,236,442	$64,369	4.11%
Noninterest-earning assets	446,961			434,629

Total assets	$6,851,586			$6,671,071

Interest-bearing liabilities:
Deposits	$3,808,933	$1,590	0.17%	$3,580,489	$1,305	0.14%
Fed funds purchased and other borrowings	448,217	173	0.16	488,240	137	0.11

Total interest-bearing liabilities	4,257,150	$1,763	0.17%	4,068,729	$1,442	0.14%
Noninterest-bearing liabilities	1,747,532			1,749,320
Shareholders' equity	846,904			853,022

Total liabilities and shareholders' equity	$6,851,586			$6,671,071

Net interest income and margin (tax equivalent)		$63,570	4.03%		$62,927	4.01%

	Three Months Ended Sept. 30, 2016			Three Months Ended June 30, 2016
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$4,596	$4	0.33%	$5,701	$6	0.44%
Interest-bearing deposits in nonaffiliated banks	69,285	95	0.55	37,159	57	0.61
Taxable securities	1,305,103	6,775	2.08	1,349,325	7,130	2.11
Tax exempt securities	1,478,719	16,541	4.47	1,439,575	16,446	4.57
Loans	3,349,458	40,948	4.86	3,295,557	40,410	4.93

Total interest-earning assets	6,207,161	$64,363	4.13%	6,127,317	$64,049	4.20%
Noninterest-earning assets	428,239			416,414

Total assets	$6,635,400			$6,543,731

Interest-bearing liabilities:
Deposits	$3,460,208	$1,111	0.13%	$3,388,572	$1,033	0.12%
Fed funds purchased and other borrowings	569,883	254	0.18	587,981	297	0.20

Total interest-bearing liabilities	4,030,091	$1,365	0.13%	3,976,553	$1,330	0.14%
Noninterest-bearing liabilities	1,736,071			1,722,037
Shareholders' equity	869,238			845,141

Total liabilities and shareholders' equity	$6,635,400			$6,543,731

Net interest income and margin (tax equivalent)		$62,998	4.04%		$62,719	4.12%

	Three Months Ended Mar. 31, 2016
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$7,534	$9	0.50%
Interest-bearing deposits in nonaffiliated banks	40,239	51	0.51
Taxable securities	1,323,606	7,262	2.19
Tax exempt securities	1,428,178	16,326	4.57
Loans	3,312,664	40,802	4.95

Total interest-earning assets	6,112,221	$64,450	4.24%
Noninterest-earning assets	432,862

Total assets	$6,545,083

Interest-bearing liabilities:
Deposits	$3,445,622	$1,052	0.12%
Fed funds purchased and other borrowings	562,569	260	0.19

Total interest-bearing liabilities	4,008,191	$1,312	0.13%
Noninterest-bearing liabilities	1,713,122
Shareholders' equity	823,770

Total liabilities and shareholders' equity	$6,545,083

Net interest income and margin (tax equivalent)		$63,138	4.15%